UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2021
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
______________________

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) At the Annual General Meeting of Open Text Corporation (the "Company") held on September 15, 2021 (the "Annual Meeting"), the proposals listed below were submitted to a vote of the shareholders.

(b) At the Annual Meeting, each proposal was approved by the shareholders pursuant to the voting results set forth below. Shareholders holding 221,756,497 of the Common Shares representing 81.60% of the outstanding Common Shares were present or represented by proxy at the Annual Meeting.

Proposal 1 - Election of Directors
The following table sets forth information regarding the election of each of the following nominees as directors of the Company until the next annual meeting of shareholders of the Company or until the successor of such director is duly elected or appointed:

		Outcome of Vote	Vote For		Votes Withheld		Broker Non-Votes
(a)	P. Thomas Jenkins	Carried by ballot	207,585,163	94.79%	11,403,636	5.21%	2,767,698
(b)	Mark J. Barrenechea	Carried by ballot	211,148,769	96.42%	7,840,030	3.58%	2,767,698
(c)	Randy Fowlie	Carried by ballot	208,214,117	95.08%	10,774,682	4.92%	2,767,698
(d)	David Fraser	Carried by ballot	218,430,672	99.75%	558,127	0.25%	2,767,698
(e)	Gail E. Hamilton	Carried by ballot	208,281,129	95.11%	10,707,670	4.89%	2,767,698
(f)	Robert Hau	Carried by ballot	218,932,073	99.97%	56,726	0.03%	2,767,698
(g)	Ann M. Powell	Carried by ballot	216,529,011	98.88%	2,459,788	1.12%	2,767,698
(h)	Stephen J. Sadler	Carried by ballot	210,167,990	95.97%	8,820,809	4.03%	2,767,698
(i)	Harmit Singh	Carried by ballot	218,872,200	99.95%	116,599	0.05%	2,767,698
(j)	Michael Slaunwhite	Carried by ballot	196,017,060	89.51%	22,971,739	10.49%	2,767,698
(k)	Katharine B. Stevenson	Carried by ballot	215,147,687	98.25%	3,841,112	1.75%	2,767,698
(l)	Deborah Weinstein	Carried by ballot	212,293,276	96.94%	6,695,523	3.06%	2,767,698

Proposal 2 - Re-Appointment of Independent Auditors
The shareholders approved the re-appointment of KPMG LLP, Chartered Professional Accountants, as the independent auditors of the Company to hold office until the next annual meeting of shareholders or until a successor is appointed, as set forth below:

Votes For            Votes Withheld
215,383,052 (97.13%)          6,373,445 (2.87%)

There were 0 broker non-votes.

Proposal 3 - Shareholder Advisory Vote on Executive Compensation (Say-on-Pay Vote)
The shareholders approved, on an advisory basis, the adoption of a resolution accepting the Company’s approach to executive compensation, as set forth below:

Votes For            Votes Against
170,681,435 (77.94%)          48,307,364 (22.06%)

There were 2,767,698 broker non-votes.
Item 8.01    Other Events of Importance to Security Holders.
On September 15, 2021, the Company issued a press release announcing the voting results for its election of directors at its Annual Meeting held virtually earlier that day. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 15, 2021, the Board of Directors of the Company re-appointed P. Thomas Jenkins as Chair of the Board of Directors and re-appointed Mark J. Barrenechea as Vice Chair of the Board of Directors.

Item  9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press release issued by Open Text Corporation on September 15, 2021
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 15, 2021	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Open Text Corporation on September 15, 2021
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)